UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 19, 2007

RG AMERICA, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-80429	75-2823489
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

1507 Capital Avenue, Suite 101
Plano, TX 75074
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (972) 919-4774

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective July 17, 2007, Bruce A. Hall resigned his position as the Chief Executive Officer, Chief Financial Officer and director of the Company due to the lack of any business operations remaining for the Registrant. Additionally, Mr. Hall resigned his positions as an officer and director of all wholly-owned subsidiaries if the Registrant. There were no disagreements with the Company on any matter related to the Company’s operations, policies or practices. A copy of the resignation letter from Mr. Hall is attached hereto as exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2007	RG AMERICA, INC.

By: /s/ James A. Rea
James A. Rea
Chief Operating Officer